UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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Current Report
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 5, 2016 (June 29, 2016)
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STONEGATE MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)
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Ohio	001-36116	34-1194858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9190 Priority Way West Drive, Suite 300
Indianapolis, Indiana
(Address of principal executive offices)
Registrant’s telephone number, including area code: (317) 663-5100
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 29, 2016, Stonegate Mortgage Corporation (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the adoption of (i) the Company’s 2016 Omnibus Incentive Compensation Plan (the “2016 Plan”) and (ii) an amendment to the Company’s 2013 Non-Employee Director Plan (the “2013 Director Plan”) to increase the number of shares of stock authorized for issuance under the Plan and to add an annual compensation limit.
The 2016 Plan does not contain any material substantive differences from the 2013 Omnibus Incentive Compensation Plan, other than the number of shares available for issuance. This description of the 2016 Plan is qualified in its entirety by reference to the full text of the 2016 Plan, a copy of which is filed as Exhibit 10.1 hereto.
The amendment to the 2013 Director Plan does not amend the plan other than (i) increasing the number of shares available for issuance and (ii) adding an annual compensation limit. This description of the amendment to the 2013 Director Plan is qualified in its entirety by reference to the full text of the amendment to the 2013 Plan, a copy of which is filed as Exhibit 10.2 hereto.
The material features of the 2016 Plan and amendment to the 2013 Director Plan are described in the Company’s definitive proxy statement for the Annual Meeting filed on May 19, 2016 (the “Proxy Statement”), and the description of the 2016 Plan and amendment to the 2013 Director Plan included in the Proxy Statement are filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Shareholders of the Company was held on June 29, 2016. Shareholders voted on the matters set forth below.

1.	The nominees for election to the Board of Directors were elected, each for a two-year term or until their successors shall be elected and qualified, based upon the following vote:

Nominee	Votes For	Withheld	Broker Non-Votes
Richard A. Kraemer	13,794,610	222,196	9,393,938
Kevin Bhatt	13,494,610	222,196	9,393,938
J. Scott Mumphrey	12,849,744	867,062	9,393,938

2.	The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2016 was approved based upon the following vote:

Votes For	Against	Abstentions
20,971,894	1,096,710	0

3.	The proposal to approve the adoption of our 2016 Omnibus Incentive Compensation Plan was approved based upon the following vote:

Votes For	Against	Abstentions	Broker Non-Votes
13,509,969	206,832	0	9,393,938

4.
The proposal to approve the adoption of an amendment to our 2013 Non-Employee Director Plan to increase the number of shares of stock authorized for issuance under the 2013 Director Plan and to add an annual compensation limit was approved based upon the following vote:

Votes For	Against	Abstentions	Broker Non-Votes
13,112,487	604,319	0	9,393,938

Item 9.01	Financial Statements and Exhibits.

(a) - (c) Not applicable.

(d) Exhibits:

10.1	Stonegate Mortgage Corporation 2016 Omnibus Incentive Compensation Plan (incorporated by reference from Annex I to Stonegate Mortgage Corporation’s definitive proxy statement filed on May 19, 2016).
10.2	Amendment No. 1 to the 2013 Non-Employee Director Plan (incorporated by reference from Annex II to Stonegate Mortgage Corporation’s definitive proxy statement filed on May 19, 2016).
99.1
Description of Stonegate Mortgage Corporation 2016 Omnibus Incentive Compensation Plan and Amendment No. 1 to the 2013 Non-Employee Director Plan (incorporated by reference from the sections entitled “Proposal 3 - Approval of our 2016 Compensation Incentive Plan” and “Proposal 4 - Approval of Amendment to 2013 Non-Employee Director Plan” in Stonegate Mortgage Corporation’s definitive proxy statement filed on May 19, 2016).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STONEGATE MORTGAGE CORPORATION (Registrant)

Date: July 5, 2016	By:	/s/ Carrie Preston
Carrie Preston
Chief Financial Officer
(On behalf of the registrant and as its principal financial officer)